UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 31, 2012

TARGA RESOURCES PARTNERS LP

(Exact name of registrant as specified in its charter)

Delaware	001-33303	65-1295427
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

1000 Louisiana, Suite 4300

Houston, TX 77002

(Address of principal executive office and Zip Code)

(713) 584-1000

(Registrants’ telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On January 4, 2013, Targa Resources Partners LP (the “Partnership”) filed a current report on Form 8-K (the “Original Filing”) in connection with the closing of the acquisition on December 31, 2012 of the equity interests in Saddle Butte Fort Berthold Gathering, LLC and Saddle Butte Assets, LLC (collectively, “the Saddle Butte Subsidiaries”) by Targa Badlands LLC, an indirect wholly-owned subsidiary of the Partnership. The Partnership is filing this Form 8-K/A to provide the audited financial statements of Saddle Butte Pipeline, LLC and unaudited pro forma condensed consolidated financial statements of Targa Resources Partners LP, as required by Item 9.01(a) and Item 9.01(b) of Form 8-K. This information was not included in the Original Filing. As the Saddle Butte Subsidiaries comprised substantially all of Saddle Butte Pipeline, LLC’s key operating assets, the financial statements of Saddle Butte Pipeline, LLC are presented in order to provide investors with the complete and comprehensive financial history of the acquired business. The elimination of specified assets and liabilities not acquired or assumed by the Partnership is depicted in the pro forma financial statements presenting the effects of the acquisition.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired

The Consolidated Financial Statements of Saddle Butte Pipeline, LLC as of and for the nine months ended September 30, 2012 and 2011 (unaudited) and as of and for the years ended December 31, 2011 and 2010 (audited), including the notes thereto, are filed herewith as Exhibit 99.1.

(b)	Pro Forma Financial Information.

The unaudited pro forma condensed consolidated financial statements of Targa Resources Partners LP as of and for the nine months September 30, 2012 and as of and for the year ended December 31, 2011, including the notes thereto, are filed herewith as Exhibit 99.2.

(d) Exhibits.

Exhibit Number	Description

23.1	Consent of Hein & Associates LLP, Independent Certified Public Accountants for Saddle Butte Pipeline, LLC.

99.1	Consolidated Financial Statements of Saddle Butte Pipeline, LLC as of and for the nine months ended September 30, 2012 and 2011 (unaudited) and as of and for the years ended December 31, 2011 and 2010 (audited), including the notes thereto.

99.2	Unaudited pro forma condensed consolidated financial statements of Targa Resources Partners LP as of and for the nine months September 30, 2012 and as of and for the year ended December 31, 2011, including the notes thereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Targa Resources Partners LP.

	By:	Targa Resources GP LLC,
its general partner

Date: March 15, 2013	By:	/s/ Matthew J. Meloy
Matthew J. Meloy
Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit Number	Description

23.1	Consent of Hein & Associates LLP, Independent Certified Public Accountants for Saddle Butte Pipeline, LLC.

99.1	Consolidated Financial Statements of Saddle Butte Pipeline, LLC as of and for the nine months ended September 30, 2012 and 2011 (unaudited) and as of and for the years ended December 31, 2011 and 2010 (audited), including the notes thereto.

99.2	Unaudited pro forma condensed consolidated financial statements of Targa Resources Partners LP as of and for the nine months September 30, 2012 and as of and for the year ended December 31, 2011, including the notes thereto.